                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 18, 2002


                            MARATHON OIL CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-5153                  25-0996816
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


   5555 SAN FELIPE ROAD, HOUSTON, TEXAS                           77056-2723
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 629-6600


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                                       1
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ITEM 5. OTHER EVENTS.

                  On June 18, 2002, Marathon Global Funding Corporation ("Marathon Funding") and Marathon Oil Corporation ("Marathon") entered into an underwriting agreement for the public offering of $400,000,000 aggregate principal amount of Marathon Funding's 6% Notes due 2012 (the "Notes"), fully and unconditionally guaranteed by Marathon. The Notes are to be issued under an Indenture dated June 14, 2002 (the "Indenture") among Marathon Funding, Marathon and JPMorgan Chase Bank, as Trustee. Closing of the issuance and sale of the Notes is scheduled for June 21, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1 Underwriting Agreement dated June 18, 2002 among Marathon Funding, Marathon and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters.

         1.2 Pricing Agreement dated June 18, 2002 among Marathon Funding, Marathon and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters.

         4.1 Indenture dated June 14, 2002 among Marathon Funding, Marathon and JPMorgan Chase Bank, as Trustee.

         4.2 Officers' Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Indenture dated as of June 21, 2002, providing for the issuance of Marathon Funding's 6% Notes due 2012, fully and unconditionally guaranteed by Marathon.

         4.3      Form of Notes (included in Exhibit 4.2 above).

         5.1      Opinion of Stewart McKelvey Stirling Scales.

         5.2      Opinion of Baker Botts L.L.P.

         8.1      Opinion of Macleod Dixon LLP as to certain tax matters.

         23.1     Consent of Macleod Dixon LLP (included in Exhibit 8.1).



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MARATHON OIL CORPORATION


Date: June 21, 2002                      By:   /s/ A.G. ADKINS
                                            ------------------------------------
                                            Name:  A.G. Adkins
                                            Title: Vice President - Accounting
                                                   and Controller



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                                  EXHIBIT INDEX


NUMBER            EXHIBIT
------            -----------
1.1               Underwriting Agreement dated June 18, 2002 among Marathon
                  Funding, Marathon and Banc of America Securities LLC and J.P.
                  Morgan Securities Inc., as representatives of the several
                  Underwriters.

1.2               Pricing Agreement dated June 18, 2002 among Marathon Funding,
                  Marathon and Banc of America Securities LLC and J.P. Morgan
                  Securities Inc., as representatives of the several
                  Underwriters.

4.1 Indenture dated June 14, 2002 among Marathon Funding, Marathon and JPMorgan Chase Bank, as Trustee.

4.2               Officers' Certificate delivered pursuant to Sections 1.02,
                  2.01, 3.01 and 3.03 of the Indenture dated as of June 21, 2002, providing for the issuance of Marathon Funding's 6%
                  Notes due 2012, fully and unconditionally guaranteed by Marathon.

4.3               Form of Notes (included in Exhibit 4.2 above).

5.1               Opinion of Stewart McKelvey Stirling Scales.

5.2               Opinion of Baker Botts L.L.P.

8.1               Opinion of Macleod Dixon LLP as to certain tax matters.

23.1              Consent of Macleod Dixon LLP (included in Exhibit 8.1).